EXHIBIT 99.3
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report of Commodore Applied Technologies, Inc. (the Company) on Form 10-K for the year ended December 31, 2002, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of his knowledge:

         (1) The annual report fully complies with the requirements of section 13 (a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the annual report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: April 15, 2003

                                                     /s/ Shelby T. Brewer
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                                                     Shelby T. Brewer
                                                     Chief Executive Officer